UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 27, 2021

CAPITAL CITY BANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida

0-13358

59-2273542
(State of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)
217 North Monroe Street,
Tallahassee
,
Florida

32301
(Address of principal executive offices

(Zip Code)

Registrant's telephone number, including

area code: (
850
)
402-7821

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2. below):

☐

Written communications pursuant to

Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c)

under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities

Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting

standards pursuant to Section 13(a) of The Exchange Act.

☐

CAPITAL CITY BANK

GROUP,

INC.

FORM 8

-K

CURRENT REPORT

Item 2.02.

Results of Operations and Financial Condition.

On April 27, 2021, Capital City Bank Group, Inc. (“CCBG”) issued an earnings press release reporting CCBG’s

financial
results for the three month period ended March 31,

2021.

A copy

of the press release is attached as Exhibit 99.1 hereto and
incorporated herein by reference.

The information furnished under Item 2.02 of this Current

Report, including the Exhibit attached hereto, shall not

be deemed
“filed” for purposes of Section 18 of the Securities Exchange

Act of 1934, nor shall it be deemed incorporated by reference in any
filing under the Securities Act of 1933, except as shall be

expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits .

Item No.

Description of Exhibit

99.1

Press release, dated April 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act

of 1934, the Registrant has duly caused this report to

be signed
on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK

GROUP,

INC.

Date:

April 27, 2021
By:

/s/ J.Kimbrough Davis

J. Kimbrough Davis,

Executive Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

Description

99.1

Press release, dated April 27, 2021